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                                                                    Exhibit 99.1

                                    EXHIBIT 1

          Pursuant to Rule 13d-1(k)(1)(iii) of Regulation 13D-G of the General Rules and Regulations under the Securities Exchange Act of 1934, as amended, the undersigned agree that the statement to which this Exhibit is attached is filed on behalf of each of them in the capacities set forth below.

Dated:  November 21, 2000         MERCANTILE VS, LLC, a Delaware limited
                                  liability company

                                  By:    Mercantile Equity Partners III, L.P.,
                                         an Illinois limited partnership, its
                                         Managing Member

                                         By:    Mercantile Equity Partners III,
                                                L.L.C., an Illinois limited
                                                liability company, its General
                                                Partner

                                                By:  /s/ I. Steven Edelson
                                                     -------------------------
                                                     Name:  I. Steven Edelson
                                                     Title: Managing Member

                                  MERCANTILE EQUITY PARTNERS III, L.P., an
                                  Illinois limited partnership, its Managing
                                  Member

                                  By: Mercantile Equity Partners III, L.L.C., an Illinois limited liability company, its General Partner

                                         By:    /s/ I. Steven Edelson
                                                -------------------------
                                         Name:  I. Steven Edelson
                                         Title: Managing Member

                                  MERCANTILE EQUITY PARTNERS III, L.L.C., an
                                  Illinois limited liability company, its
                                  General Partner

                                  By:    /s/ I. Steven Edelson
                                         -------------------------
                                  Name:  I. Steven Edelson
                                  Title: Managing Member

                                  MERCANTILE CAPITAL PARTNERS I, LP, an Illinois limited partnership

                                  By:    Mercantile Capital Group, LLC, a
                                         Delaware limited liability company, its
                                         general partner

                                         By:    Mercantile Capital Management
                                                Corp., an Illinois corporation,
                                                its manager

                                                By:  /s/ I. Steven Edelson
                                                     ------------------------
                                                     Name:  I. Steven Edelson
                                                     Title: President

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                                  MERCANTILE CAPITAL GROUP, LLC, a Delaware
                                  limited liability company

                                  By:    Mercantile Capital Management Corp.,
                                         an Illinois corporation, its manager

                                         By:    /s/ I. Steven Edelson
                                                -------------------------
                                         Name:  I. Steven Edelson
                                         Title: President

                                  MERCANTILE CAPITAL MANAGEMENT CORP., an
                                  Illinois corporation, its manager

                                  By:    /s/ I. Steven Edelson
                                         ----------------------------
                                  Name:  I. Steven Edelson
                                  Title: President

                                     /s/ Michael A. Reinsdorf
                                  -----------------------------------
                                  MICHAEL A. REINSDORF, an Individual

                                     /s/ I. Steven Edelson
                                  -----------------------------------
                                  I. STEVEN EDELSON, an Individual

                                  THE EDELSON FAMILY TRUST DATED
                                  SEPTEMBER 17, 1997

                                  By:    /s/ I. Steven Edelson
                                         ----------------------------
                                  Name:  I. Steven Edelson
                                  Title: Trustee

                                     /s/ Nathaniel C.A. Kramer
                                  -----------------------------------
                                  NATHANIEL C.A. KRAMER, an Individual